CONSULTING GROUP CAPITAL MARKETS FUNDS (the “TRUST”)
EMERGING MARKETS EQUITY INVESTMENTS
CORE FIXED INCOME INVESTMENTS
HIGH YIELD INVESTMENTS
INTERNATIONAL FIXED INCOME INVESTMENTS
GOVERNMENT MONEY INVESTMENTS

SUPPLEMENT DATED APRIL 1, 2007
TO THE PROSPECTUS DATED JANUARY 2, 2007

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

EMERGING MARKETS INVESTMENTS (the “Portfolio”)

On March 12, 2007, the Trust’s Board of Trustees approved a change to the Portfolio’s allocation of assets to be managed by the investment subadvisers of the Portfolio, Newgate and SSgA, to 40% and 60%, respectively.

Effective April 1, 2007, the following information will supersede certain disclosure contained in the Prospectus of the Trust under the section entitled “Emerging Markets Equity Investments—How the subadvisers select the Portfolio’s investments” beginning on page 18 of the Prospectus:

Newgate Capital Management LLC (“Newgate”)
The percentage of the Portfolio’s assets allocated to Newgate is 40%.
SSgA Funds Management, Inc. (“SSgA”)
The percentage of the Portfolio’s assets allocated to SSgA is 60%.

CORE FIXED INCOME INVESTMENTS (the “Portfolio”)

On March 12, 2007, the Trust’s Board of Trustees approved the hiring of Metropolitan West Asset Management, LLC as an investment subadviser to the Portfolio.

Effective April 1, 2007, the following is added to, and to the extent inconsistent therewith, supersedes, the disclosure in the section entitled, “How the subadvisers select the Portfolio’s investments” on page 21 of the Prospectus and the disclosure in the section entitled “The manager” beginning on page 41 of the Prospectus:

The manager has selected four subadvisers to manage the Portfolio.

Metropolitan West Asset Management, LLC (“MWAM”) utilizes five value-added principal strategies in conjunction with long-term economic outlook: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. The first three strategies are top-down in orientation and start with a decision of where within the plus-or-minus one-year range around the benchmark the duration should be established. Overall average duration is determined using a concentration of intermediate maturity issues or a combination of long- and short-term issues. Relative value decisions are made emphasizing government, agency, corporate, mortgage-backed or asset-backed securities. The bottom-up strategies of security selection and execution involve the day-to-day combing of the bond market for opportunities and aggressive and informed negotiation of prices. The resulting portfolio is diversified across U.S. dollar-denominated maturities, sectors and securities and across the principal strategies. The percentage of the Portfolio’s assets allocated to MWAM is 25%.

The percentage of the Portfolio’s assets allocated to each other subadviser is 25%.

The following is added to the disclosure in the section entitled “The manager” beginning on page 41 of the prospectus:

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
Core Fixed Income Investments	Metropolitan West Asset Management, LLC (“MWAM”) 11766 Wilshire Blvd. Suite 1500 Los Angeles, CA 90025	25%	Tad Rivelle Managing Director Chief Investment Officer and a Managing Director since August 1996.	Since 2007
			Laird Landmann Managing Director Managing Director and portfolio manager since August 1996.	Since 2007
			Stephen Kane, CFA Managing Director Portfolio manager since August 1996.	Since 2007
			David Lippman, JD Managing Director Managing Director and portfolio manager since October 2001.	Since 2007

HIGH YIELD INVESTMENTS (the “Portfolio”)

On March 12, 2007, the Trust’s Board of Trustees approved a change to the Portfolio’s principal investment strategies.

Effective April, 1, 2007, the following is added to, and to the extent inconsistent therewith, supersedes, disclosure in the section entitled, “Principal investment strategies” on page 24 of the prospectus:

The Portfolio may invest up to 20% of its assets in securities of issuers located in developed and emerging foreign countries.

INTERNATIONAL FIXED INCOME INVESTMENTS (the “Portfolio”)

On March 12, 2007, the Trust’s Board of Trustees approved a change to the Portfolio’s dividend distribution policy.

Effective June 1, 2007, the following is added to, and to the extent inconsistent therewith, supersedes, disclosure under the section entitled “Dividends and distributions” beginning on page 54 of the Prospectus:

Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments declare and pay dividends, if any, from net investment income monthly. The equity oriented Portfolios and International Fixed Income Investments declare and pay dividends, if any, from net investment income annually.

GOVERNMENT MONEY INVESTMENTS (the “Portfolio”)

On March 12, 2007, the Trust’s Board of Trustees approved a change to the Portfolio’s principal investment strategies and changed the name of the Portfolio to Money Market Investments.

Effective June 30, 2007, the Portfolio’s name will change to Money Market Investments and the following information will supersede certain disclosure in the section entitled “Government Money Investments—Principal investment strategies” beginning on page 34 of the Prospectus:

The Portfolio invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), at the time of acquisition.

Credit Quality. The Portfolio invests exclusively in high quality securities, generally those that are in the top two tiers of credit quality.

Effective June 1, 2007, the third paragraph of the section entitled “Principal risks of investing in the Portfolio” beginning on page 34 of the Prospectus is deleted.